Exhibit 10.1

PURCHASE AND SALE AGREEMENT

THIS PURCHASE AND SALE AGREEMENT (“Agreement”) is made and entered into as of this 1st day of February, 2024 (the “Effective Date”), by and between SUMMIT YUCAIPA, LLC, a Delaware limited liability company, SUMMIT MENTONE LLC, a Delaware limited liability company, and SUMMIT CREEKSIDE, LLC, a Delaware limited liability company (collectively, “Seller”), and ROCKWELL HEALTHCARE PROPCO RE, LLC (“Buyer”).

1. Purchase and Sale. On the terms and conditions set forth herein, each Seller shall sell, assign, transfer, convey and deliver to Buyer and Buyer shall purchase from each respective Seller, such Seller’s interest in the following, which are hereinafter referred to collectively as the “Property”:

(a)            The improvements located on each Seller’s Real Property, consisting of a skilled nursing facility as described in Schedule 1(a) attached hereto (singularly, a “Facility” and collectively, the “Facilities”), located at 13542 2nd Street, Yucaipa, CA 92399, 35253 Avenue H, Yucaipa, CA 92399, and 2278 Nice Avenue, Mentone, CA 92359, respectively, owned by each respective Seller, as applicable, and all right, title and interest of each Seller in and to the items described in (a) through (f) herein, as they pertain to such Seller’s Facility;

(b)            All of the real estate on which each Facility is situated, together with all tenements, easements, appurtenances, privileges, rights of way of ingress and egress, and other rights incident thereto, all building and improvements and any parking lot to such Facility located thereon situated in the State of California (the “State”), which is described in Exhibit A-1 (the “Yucaipa Calimesa Real Property”), Exhibit A-2 (the “Yucaipa Creekside Real Property”), and Exhibit A-3 (the “Millcreek Real Property”), attached hereto and made a part hereof by this reference (collectively, the “Real Property”);

(c)            All of the tangible personal property, inventory, equipment, machinery, supplies including drugs and other supplies, spare parts, furniture, furnishings, warranty claims, contracts, including but not limited to supply contracts, contracts rights, intellectual property, and all rights and title to the names under which each Facility operates, mailing lists, customer lists, vendor lists, resident files, books and records owned by the Seller, who may retain copies of same, and shall have reasonable access to such books and records after the Closing as required for paying taxes and responding to legal inquiry (collectively, the “Personal Property”);

(d)            All transferable licenses, permits, certifications, assignable guaranties and warranties in favor of each Seller, approvals or authorizations and all assignable intangible property not enumerated herein which is used by each Seller in connection with that Seller’s Facility, and all other assets whether tangible or intangible which is used by each Seller in connection with that Seller’s Facility;

(e)            All trade names or other names commonly used to identify each Facility and all goodwill associated therewith. The intent of the parties is to transfer to Buyer only such name(s) and goodwill associated with the Facility itself and not with its respective Seller or any affiliate of Seller, so as to avoid any interference with the unrelated business activities of Seller; and

(f)            All telephone numbers used in connection with the operation of each Facility, and to the extent not described above, all goodwill of each Seller associated with the Facility (the items described in clauses (d), (e) and (f) above are collectively referred to as “Intangibles”).

2.            Excluded Assets. Each Seller’s (i) cash, investment securities, bank account(s) and accounts receivable, and deposits, (ii) corporate minute books and corporate tax returns, partnership records, and other corporate and partnership records, (iii) claims for any rebate, refund or credit of taxes, whether real, personal, tangible or intangible, and other governmental charges of whatever nature, and all rebates, refunds, credits and amounts payable in respect thereof, whenever and however paid, issued or credited, in each case, to the extent the same relate to any period prior to the applicable Closing Date (whether in whole or in part, and, if in part, as shall be allocated to the period prior to the applicable Closing Date based on the relative number of days applicable thereto), and (iv) rights under this Agreement and other Transaction Documents shall be excluded from each Facility sold by Seller to Buyer hereunder as well as Seller’s real property not identified in Schedule 1(a) (collectively, the “Excluded Assets”).

3.            Purchase Price; Deposits. The following shall apply with respect to the Purchase Price of the Property:

(a)            The purchase price (the “Purchase Price”) payable by Buyer to Seller for the Property shall be Thirty Million and 00/100 Dollars ($30,000,000.00).

(b)            Buyer has deposited the sum of Two Hundred Fifty Thousand and 00/100 Dollars ($250,000.00) as an earnest money deposit (the “Initial Deposit”) with Commonwealth Land Title Insurance Company, at its office at 4400 MacArthur Blvd., Suite 800, Newport Beach, California 92660, Attention: Grace Kim or Carley Beard (“Title Company” or “Escrow Agent”) and Escrow Agent has deposited the Initial Deposit into an interest-bearing account with the interest. In addition, within two (2) business days after this Agreement is fully executed by the parties, Buyer shall deposit with Escrow Agent an additional Fifty Thousand and 00/100 Dollars ($50,000.00) (“Additional Deposit”) (the Initial Deposit and the Additional Deposit are collectively referred to as the “Deposit”). Upon receipt of the Additional Deposit by Escrow Agent, Escrow Agent shall release the Deposit to Seller. Buyer acknowledges and agrees that the Deposit is non-refundable and is fully earned by Seller upon the execution hereof in consideration for Seller allowing Buyer to commence due diligence activities prior to the execution of this Agreement. The Deposit shall be refunded to Buyer only in the event this Agreement is terminated due to a default by Seller as provided in Section 13(b)(ii) below.

(c)            Buyer hereby instructs Escrow Agent to disburse to Seller the sum of One Hundred and 00/100 Dollars ($100.00) from the Deposit and to pay such amount to Seller as “Independent Contract Consideration.” Such Independent Contract Consideration is the amount Seller and Buyer have bargained for and agreed to as consideration for Buyer’s exclusive right to inspect and purchase the Property pursuant to this Agreement and for Seller’s execution, delivery, and performance of this Agreement. Such exclusivity shall expire upon the termination of this Agreement for any reason. The Independent Contract Consideration is nonrefundable in all events but shall be credited to the Purchase Price at Closing. The Independent Contract Consideration shall be released to Seller by Escrow Agent within five (5) business days after the mutual execution of this Agreement.

(d)            At Closing, the Deposit shall be credited to Buyer against the Purchase Price and Buyer shall deposit the balance of the Purchase Price in cash to the Escrow Agent.

4.            Closing. The closing of the purchase and sale transaction pursuant to this Agreement (“Closing” or the “Close of Escrow”) shall occur on the date (the “Closing Date”) that is thirty (30) days after the expiration of the Due Diligence Period; provided, however, that if Buyer’s lender is not able to close within such thirty (30) day period (through no fault of Buyer) the Closing Date shall be extended on a day to day basis until the date upon which Buyer’s lender is able to fund for Closing, not to exceed the date that is seventy-five (75) days after the expiration of the Due Diligence Period. The Closing shall take place through Seller’s delivery of a grant deed (the “Deed”) in the form attached hereto as Exhibit B with respect to each Real Property and Buyer’s delivery of cash or immediately available funds through an escrow agreement (the “Escrow”) to be established with the Escrow Agent pursuant to form escrow instructions which shall be modified to be consistent with the terms and provisions of this Agreement, and which shall be mutually agreed upon by the parties hereto.

5.            Conveyance; AS-IS Purchase. Title to each Property shall be conveyed by Seller to Buyer by the Deed and bill of sale in forms reasonably acceptable to Buyer and Seller. Title to the Real Property and title to the Personal Property, shall be conveyed from Seller to Buyer in “AS-IS, WHERE-IS” condition, free and clear of all liens and encumbrances, other than:

(a)            Liens for real estate taxes or assessments not yet due and payable;

(b)            The exceptions listed in each Real Property Title Report (other than the Seller Removal Items (as defined in Section 15 below)), which are either approved, deemed approved in accordance with this Agreement, or waived by Buyer prior to the end of the Due Diligence Period;

(c)            The Operating Lease (as defined below); and

(d)            Liens or encumbrances caused by the actions of Buyer but not those caused by the actions of Seller.

The items described in this Section 5 are sometimes collectively referred to as the “Permitted Exceptions.”

Buyer acknowledges that an affiliate of Buyer (each, an “Operator”, and collectively, the “Operators”) currently occupies and operates each Facility under a lease with each respective Seller (each, a “Operating Lease”, and collectively, the “Operating Leases”), and Buyer is very familiar with the condition of each Facility. Buyer acknowledges and agrees that Buyer has had extensive opportunity to become familiar with the condition of the Property both pursuant to the terms of this Agreement and otherwise. Except as expressly provided for herein, Buyer acknowledges that it is purchasing the Property in an “AS IS, WHERE IS” CONDITION “WITH ALL FAULTS,” AND THAT, EXCEPT AS OTHERWISE EXPRESSLY SET FORTH HEREIN, NEITHER SELLER NOR ANY AGENTS OF SELLER HAVE MADE ANY REPRESENTATIONS OR WARRANTIES TO BUYER, EXPRESS OR IMPLIED, OF ANY NATURE REGARDING: THE QUALITY OR CONDITION OF THE PROPERTY; THE ABILITY TO DEVELOP OR USE THE PROPERTY; THE STRUCTURAL INTEGRITY OF ANY IMPROVEMENTS INCLUDED IN THE PROPERTY; THE QUALITY OF GROUNDWATER OR PROPERTY SOIL; THE MERCHANTABILITY OF THE PROPERTY OR THE FITNESS OF THE PROPERTY FOR ANY PARTICULAR PURPOSE; THE QUALITY, NATURE, ADEQUACY OR PHYSICAL CONDITION OF THE IMPROVEMENTS OR ANY LANDSCAPING, PARKING FACILITIES, OR SEWAGE AND UTILITY SYSTEMS AND FACILITIES; THE ZONING AND LAND USE RESTRICTIONS APPLICABLE TO THE PROPERTY; THE COMPLIANCE OF THE PROPERTY OR ITS OPERATION WITH ANY APPLICABLE CODES, LAWS, REGULATIONS, COVENANTS, CONDITIONS OR RESTRICTIONS; THE PRESENCE OF HAZARDOUS MATERIALS IN, ON, UNDER OR ABOUT THE PROPERTY, OR ADJOINING OR NEIGHBORING PROPERTY OR WATERWAYS; OR THE ECONOMICS OF THE OPERATION OF THE PROPERTY. Buyer also acknowledges that in purchasing the Property, Buyer is not relying on Seller or its agents as to the condition of the Property, except as otherwise expressly represented by Seller herein. Buyer is purchasing the Property pursuant to its independent examination, study and inspection of the Property, including but not limited to its review of documents and other information provided by Seller to Buyer pursuant to this Agreement, and Buyer is relying upon its own determination of the value of the Property, the uses to which the Property may be put under applicable laws, including zoning laws, and the compliance of the Property with applicable laws, including environmental laws.

6.            Buyer’s Due Diligence.

(a)            Buyer shall have fifteen business (15) days from the Effective Date to complete Buyer’s Due Diligence (the “Due Diligence Period”). During the Due Diligence Period, Seller shall permit the employees, directors, agents, consultants, attorneys, accountants, lenders, appraisers, architects, investors and engineers designated by Buyer and representatives of Buyer (collectively, the “Buyer’s Consultants”) to access the Property to conduct such inspections or investigations as Buyer may reasonably require relating to the ownership, operation or maintenance of the Facility (the “Due Diligence Items”).

(b)            Buyer agrees and acknowledges that: (i) Buyer will not disclose the Due Diligence Items or any other materials received from Seller pursuant to this Agreement (the “Property Information”) or any of the provisions, terms or conditions thereof, or any information disclosed therein or thereby, to any party outside of Buyer’s organization, other than Buyer’s Consultants whom shall also not disclose the Property Information to third parties; (ii) the Property Information is delivered to Buyer solely as an accommodation to Buyer; (iii) Seller has not undertaken any independent investigation as to the truth, accuracy or completeness of any matters set out in or disclosed by the Property Information; and (iv) except as expressly contained in this Agreement, Seller has not made and does not make any warranties or representations of any kind or nature regarding the truth, accuracy or completeness of the information set out in or disclosed by the Property Information. Seller shall use commercially reasonable efforts to deliver the Property Information to Buyer during the Due Diligence Period. The Property Information shall be limited to those materials and documents relating to the Property in Seller’s possession or reasonable control. Buyer acknowledges that the Property Information has previously been delivered to Buyer for review.

(c)            Reviews, inspections and investigations at the Facility shall be conducted by Buyer in such manner so as not to disrupt the operation of the Facility.

(d)            Buyer may, at its sole cost, obtain third party engineering and physical condition reports and Phase I Environmental Audits covering the Facility, certified to Buyer, prepared by an engineering and/or environmental consultants acceptable to Buyer; provided, no inspection by Buyer’s Consultants shall involve the taking of samples or other physically invasive procedures (such as a Phase II environmental audit) without the prior written consent of Seller, which consent shall not be unreasonably withheld or delayed. Prior to any entry on the Property, Buyer shall deliver to Seller, at Buyer’s expense, satisfactory certificates of insurance evidencing general liability insurance in the amount of $1,000,000/occurrence and $2,000,000/aggregate. Buyer shall list Seller as an additional insured on its general liability insurance policy. Notwithstanding anything to the contrary contained in this Agreement, Buyer shall indemnify, defend (with counsel acceptable to Seller) and hold Seller and its employees and agents, and each of them, harmless from and against any and all losses, claims, damages and liabilities, without limitation, attorneys’ fees incurred in connection therewith) arising out of or resulting from Buyer’s or Buyer’s Consultant’s exercise of its right of inspection as provided for in this Section 6; provided, however, such indemnification shall not extend to matters merely discovered by Buyer and/ or the acts of Seller. The indemnification obligation of Buyer under this Section 6 shall survive the termination of this Agreement indefinitely. Following any audit or inspection as provided for herein, Buyer shall return the Real Property and the Facility to the condition in which they existed immediately prior to such audit or inspection.

(e)            If the results of the foregoing inspections and audits are not acceptable to Buyer in its sole and absolute discretion, Buyer may, upon notice to Seller given on or before 5:00 p.m. (Pacific Time) on the last day of the Due Diligence Period, terminate this Agreement, and in such event, neither party shall have any further rights and obligations under this Agreement, except for obligations which expressly survive the termination of this Agreement. In the event Buyer elects to terminate this Agreement, the Deposit shall be retained by Seller and the parties shall have no further obligations under this Agreement except those obligations that survive the termination of this Agreement. Failure of Buyer to deliver written notice of approval prior to 5:00 p.m. (Pacific Time) on the last day of the Due Diligence Period shall be deemed to constitute Buyer’s approval of the matters described in this Section 6. If this Agreement shall be terminated prior to Closing, upon Seller’s request, Buyer shall promptly return or destroy all copies of the Due Diligence Items.

7.            Prorations; Closing Costs; Possession; Post Closing Assistance.

(a)            There will be no prorations at the Closing and each Operator of each respective Facility shall remain responsible for all taxes, costs and expenses relating to the respective Facility following the Closing pursuant to the existing Operating Lease for such Facility.

(b)            All "rentals" (defined below), revenues and other income, if any, from the Property, shall be prorated as of the Close of Escrow. For purposes of calculating prorations, Buyer shall be deemed to be in title to the Property, and therefore entitled to the income and responsible for the expenses, for the entire day of the Close of Escrow. As used herein, "rentals" includes fixed monthly rentals, additional rentals, percentage rentals, escalation rentals, retroactive rentals, operating cost pass throughs and other sums and charges payable by Tenant under the Lease.

(c)            Seller shall pay for the cost of a CLTA standard owner’s title insurance policy. Buyer shall pay the cost of any ALTA premium to the owner’s policy, any lender’s policy for Buyer’s lender, any title endorsements requested by Buyer and its lender and the cost of updating or obtaining new survey. Seller and Buyer shall equally share the fees of Escrow Agent. Seller shall pay all County documentary transfer taxes, and Seller and Buyer shall split any City documentary transfer taxes. All other costs associated with transfer taxes, title and survey matters shall be paid in accordance with County (and local) custom and practice in which the Real Property is located.

(d)            Seller and Buyer acknowledge that in order to effectuate the purchase and sale of the Property by Seller to Buyer, Seller had to terminate Seller’s refinancing of the Property with Lument Finance (“Lument”), and as a result thereof, Lument is charging Seller certain termination fees (collectively, the “Lument Termination Fees”). On the Closing Date, or upon the earlier termination of this Agreement, Seller shall pay to Lument the Lument Termination Fees pursuant to the percentages of payment split between Buyer and Seller as set forth as follows: Seller shall be responsible for sixty percent (60%) of the Lument Termination Fees and Buyer shall be responsible for forty percent (40%) of the Lument Termination Fees. Between the Effective Date and Closing, Seller shall as reasonably commercially endeavor to negotiate reductions in the Lument Termination Fees. The terms and provisions of this Section 7(d) shall survive the termination of this Agreement.

(e)            Buyer and Seller shall each pay their own attorney’s fees. Buyer shall pay for all costs of review of the Due Diligence Items and its additional due diligence inspection costs including, without limitation, the cost of any environmental reports and surveys.

(f)            On the Closing Date, Seller shall deliver possession of the Property to Buyer.

8.            Representations and Warranties of Seller. Seller hereby represents and warrants to Buyer that:

(a)	Legality.

(i)            Organization, Corporate Powers, Etc. Each Seller entity is duly organized, validly existing and in good standing under the laws of the State of Delaware. Each Seller has the full power, authority and legal right (A) to execute and deliver, and perform and observe the provisions of this Agreement and each Transaction Document, as defined herein, to which it is a party, (B) to transfer good, indefeasible title to such Seller’s Property to Buyer free and clear of all liens, claims and encumbrances except for Permitted Exceptions (as defined in Section 5 hereof), and (C) to carry out the transactions contemplated hereby and by such other instruments to be carried out by such party.

(ii)            Due Authorization, Etc. This Agreement and any exhibits attached hereto and any documents executed in connection herewith or delivered at the Close of Escrow (collectively the “Transaction Documents”) have been, and each instrument provided for herein or therein to which Seller is a party will be, when executed and delivered as contemplated hereby authorized, executed and delivered by Seller and the Transaction Documents constitute, and each such instrument will constitute, when executed and delivered as contemplated hereby, legal, valid and binding obligations of Seller and enforceable in accordance with their terms.

(b)            Insolvency. No attachments, execution proceedings, assignments for the benefit of creditors, insolvency, bankruptcy, reorganization or other proceedings are pending or threatened against any Seller, nor are any of such proceedings contemplated by any Seller.

(c)            No Foreign Persons. No Seller is a foreign person within the meaning of Sections 897 or 1445 of the Code, nor is Seller a U.S. Real Property Holding Company within the meaning of Section 897 of the Code.

(d)            Survival of Representations and Warranties. The representations and warranties of each Seller in this Agreement shall be merged with the Deed at the Closing and shall not survive the Closing.

9.            Representations and Warranties of Buyer. Buyer hereby warrants and represents to Seller that:

(a)            Organization, Corporate Powers, Etc. Buyer is a limited liability company, validly existing and in good standing under the laws of the State of California and is duly qualified and in good standing in each other state or jurisdiction in which the nature of its business requires the same except where a failure to be so qualified does not have a material adverse effect on the business, properties, condition (financial or otherwise) or operations of that person. Buyer has full power, authority and legal right (i) to execute and deliver and perform and observe the provisions of this Agreement and each Transaction Document to which it is a party, and (ii) to carry out the transactions contemplated hereby and by such other instruments to be carried out by Buyer pursuant to the Transaction Documents.

(b)            Due Authorization, Etc. The Transaction Documents have been, and each instrument provided for herein or therein to which Buyer is a party will be, when executed and delivered as contemplated hereby, duly authorized, executed and delivered by Buyer and the Transaction Documents constitute, and each such instrument will constitute, when executed and delivered as contemplated hereby, legal, valid and binding obligations of the Buyer enforceable in accordance with their terms.

(c)            Insolvency. No attachments, execution proceedings, assignments for the benefit of creditors, insolvency, bankruptcy, reorganization or other proceedings are pending or threatened against Buyer, nor are any of such proceedings contemplated by Buyer.

(d)            Survival of Representations and Warranties. The representations and warranties of Buyer in this Agreement shall be merged with the Deed at the Closing and shall not survive the Closing.

10.            Seller Closing Obligations. On or before the Closing Date, Seller shall deliver the following to Escrow Agent:

(i)            One (1) original executed Deed for the Facility, in recordable form;

(ii)            One (1) executed counterpart of the Lease Termination (the “Lease Termination”) between each Seller and the respective Operator of such Seller’s Facility;

(iii)            One (1) executed counterpart of the bill of sale for the Personal Property (“Bill of Sale”) in the form attached hereto as Exhibit C, and an assignment of Seller’s interest in the Intangibles (“Assignment of Intangible Property”) in the form attached hereto as Exhibit D;

(iv)            One (1) executed certificate executed by Seller confirming that Seller’s representations and warranties continue to be true and correct in all material respects, or stating how such representations and warranties are no longer true and correct (“Seller’s Confirmation”) in the form attached hereto as Exhibit E; and

(v)            Two (2) original executed counterparts of each of the FIRPTA Certificate, escrow agreements and other documents reasonably required by the Title Company in connection with the transactions contemplated by this Agreement (collectively, the “Title Company Documents”).

11.            Buyer Closing Obligations. On or before the Closing Date, Buyer shall deposit the following with Escrow Agent:

(i)            The Purchase Price in accordance with the requirements of this Agreement;

(ii)            One (1) executed counterpart of the Assignment of Intangible Property;

(iii)            One (1) original executed certificate executed by Buyer confirming that Buyer’s representations and warranties continue to be true and correct in all material respects, or stating how such representations and warranties are no longer true and correct (“Buyer’s Confirmation”) in the form attached hereto as Exhibit F;

(iv)            One (1) executed counterpart of each of the Title Company Documents requiring Buyer’s signature; and

(v)            Funds in the amount of Buyer’s portion of the Lument Termination Fees.

12.            Conditions to Closing.

(a)            Conditions to Buyer’s Obligations. All obligations of Buyer under this Agreement are subject to the reasonable satisfaction and fulfillment, prior to the Closing Date, of each of the following conditions. Anyone or more of such conditions may be waived in writing by Buyer.

(i)      Seller’s Representations, Warranties and Covenants.      Each Seller’s representations, warranties and covenants shall be true at the date hereof and as of the Closing Date as though such representations, warranties and covenants were then again made, except to the extent that Buyer has discovered, or Seller has provided Buyer with written notice (the “Supplemental Notice”) prior to Closing that Seller has just become aware, that a representation is untrue or inaccurate, and Buyer nevertheless elects not to terminate this Agreement at the expiration of the Due Diligence Period, or, if the Supplemental Notice is delivered after the Due Diligence Period, Buyer elects to proceed with closing the transaction despite such inaccuracy, whereupon Buyer will be deemed to have waived any right of recourse or damages against Seller resulting from such inaccuracy disclosed in the Supplemental Notice.

(ii)            Seller’s Performance. Each Seller shall have performed all of its obligations and covenants under this Agreement that are to be performed prior to or at Closing.

(iii)            Title Insurance Policy. Title Company shall be prepared to issue an Owners Title Insurance Policy for the Facility as of the Closing Date, with coverage in the amount of the Purchase Price for the Facility, insuring Buyer as owner of the Facility subject only to the Permitted Exceptions.

(b)            Conditions to Seller’s Obligations. All obligations of Seller under this Agreement are subject to the fulfillment, prior to the Closing Date, of each of the following conditions. Any one or more of such conditions may be waived by Seller in writing.

(i)            Buyer’s Representations, Warranties and Covenants. Buyer’s representations, warranties and covenants contained in this Agreement or in any certificate or document delivered in connection with this Agreement or the transactions contemplated herein shall be true at the date hereof and as of the Closing Date as though such representations, warranties and covenants were then again made.

(ii)            Buyer’s Performance. Buyer shall have performed its obligations and covenants under this Agreement that are to be performed prior to or at Closing.

13.            Termination; Defaults.

(a)            Termination For Failure of Condition. Either party may terminate this Agreement for non-satisfaction or failure of a condition to the obligation of either party to consummate the transaction contemplated by this Agreement (including, without limitation, Buyer’s election to disapprove the condition of the title or the Survey pursuant to Section 14 herein), unless such matter has been satisfied or waived by the date specified in this Agreement or by the Closing Date (as same may be extended by the parties to allow the parties to satisfy or waive conditions to close in the manner provided in this Agreement). In the event of such a termination, Escrow Agent shall promptly return to Seller and Buyer, all documents deposited by them respectively, which are then held by Escrow Agent. Seller shall retain the Deposit in the event this Agreement is terminated for the non-satisfaction or failure of a condition to close (unless such non-satisfaction or failure is the result of a default by Seller pursuant to Section 13(b)(ii) below, in which event, the Deposit shall be refunded to Buyer). Thereafter, neither party shall have any continuing obligation or liability to the other party except for any such matters that expressly survive the Closing or termination of this Agreement (including the payment of the Lument Termination Fees), as provided herein. The provisions of this Section 13(a) are intended to apply only in the event of a failure of condition, as set forth herein, which is not the result of a default by either party, but which shall not apply in the event the non-terminating party is in default of its obligations under this Agreement.

(b)            Termination For Cause.

(i)            Liquidated Damages. IF THIS IF THIS AGREEMENT IS NOT TERMINATED ON OR BEFORE THE EXPIRATION OF THE DUE DILIGENCE PERIOD, AND THEREAFTER CLOSING DOES NOT OCCUR AS A RESULT OF A BREACH BY BUYER WHICH IS NOT CURED WITHIN FIVE (5) BUSINESS DAYS AFTER RECEIPT OF WRITTEN NOTICE FROM SELLER, THE DEPOSIT SPECIFIED IN SECTION 3 SHALL BE RETAINED BY SELLER AS LIQUIDATED DAMAGES, AND SHALL CONSTITUTE SELLER’S SOLE AND EXCLUSIVE REMEDY FOR SUCH DEFAULT. THEREUPON THIS AGREEMENT SHALL TERMINATE AND THE PARTIES SHALL BE RELIEVED OF ALL FURTHER OBLIGATIONS AND LIABILITIES HEREUNDER, EXCEPT AS EXPRESSLY SET FORTH HEREIN. BUYER AND SELLER ACKNOWLEDGE THAT THE DAMAGES TO SELLER RESULTING FROM BUYER’S BREACH WOULD BE DIFFICULT, IF NOT IMPOSSIBLE TO ASCERTAIN WITH ANY ACCURACY, AND THAT THE LIQUIDATED DAMAGE AMOUNT SET FORTH IN THIS SECTION REPRESENTS BOTH PARTIES’ EFFORTS TO APPROXIMATE SUCH POTENTIAL DAMAGES. SELLER’S RETENTION OF THE DEPOSIT AS LIQUIDATED DAMAGES IS NOT INTENDED AS A FORFEITURE OR PENALTY UNDER CALIFORNIA CIVIL CODE SECTIONS 3275 OR 3369, BUT INSTEAD, IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO SELLER PURSUANT TO SECTIONS 1671, 1676 AND 1677 OF THE CALIFORNIA CIVIL CODE. SELLER HEREBY WAIVES THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 3389. SELLER AGREES THAT THESE LIQUIDATED DAMAGES SHALL BE IN LIEU OF ANY OTHER MONETARY RELIEF OR OTHER REMEDY, INCLUDING WITHOUT LIMITATION SPECIFIC PERFORMANCE, TO WHICH SELLER OTHERWISE MIGHT BE ENTITLED UNDER THIS AGREEMENT, AT LAW OR IN EQUITY. BUYER AND SELLER SPECIFICALLY ACKNOWLEDGE THEIR AGREEMENT TO THE FOREGOING LIQUIDATED DAMAGES PROVISION BY INITIALING THIS PARAGRAPH IN THE APPROPRIATE SPACES PROVIDED BELOW:

Sellers’ Initials	Buyer’s Initials

In the event of a breach by Buyer and termination of this Agreement pursuant to this Section 13(b)(i), (A) Escrow Agent shall return to Buyer and Seller all documents deposited by them respectively, which are then held by Escrow Agent, (B) the parties shall be released and relieved of all obligations to each other under this Agreement, except for provisions that expressly survive termination as provided herein (including without limitation, the payment of Buyer’s portion of the Lument Termination Fees and the indemnification provisions), (C) Buyer shall return to Seller all documents received by it during the course of its Due Diligence and (D) Buyer shall have no further right to purchase the Property or legal or equitable claims against Seller and/or the Property. The provisions of this Section 13(b)(i) shall survive any termination of this Agreement. With respect to any action by Seller against Buyer or by Buyer against Seller commenced after the Closing Date, Seller and Buyer expressly waive any right to any speculative, consequential, or punitive damages. Notwithstanding the foregoing, this Section 13(b)(i) will not limit Seller’s right to receive reimbursement of attorneys’ fees or costs or waive or affect Buyer’s indemnity obligations and Seller’s rights to those indemnity obligations expressly set forth in this Agreement.

(ii)            Seller Default. Buyer shall have the right to terminate this Agreement in the event Seller materially defaults in the performance of its obligations under this Agreement, and such default is not cured within five (5) days after written notice by Buyer to Seller. If this Agreement is terminated by Buyer because Seller has defaulted in the performance of its obligations under this Agreement, Buyer’s sole and exclusive remedies prior to the Closing Date shall be either: (A) to terminate this Agreement by giving written notice of termination to Seller and Escrow Agent, whereupon (i) the Deposit shall be refunded to Buyer; and (ii) Escrow Agent shall return to Seller and Buyer all documents deposited by them respectively, which are then held by Escrow Agent, or (B) to pursue the remedy of specific performance of Seller’s obligation to perform its obligations under this Agreement. Seller shall have no liability to Buyer under any circumstances for any speculative, consequential or punitive damages. The provisions of this Section 13(b)(ii) shall survive any termination of this Agreement. With respect to any action by Buyer against Seller or by Seller against Buyer commenced after the Closing Date, Buyer and Seller expressly waive any right to any speculative, consequential, punitive or special damages including, without limitation, lost profits. Seller and Buyer acknowledge that they have read and understand the provisions of this Section 13(b)(ii) and by their initials below agree to be bound by its terms.

Sellers’ Initials	Buyer’s Initials

(c)            General. In the event a party elects to terminate this Agreement such party shall deliver a notice of termination to the other party. The provisions of this Section 13 shall survive the termination of this Agreement.

14.            Title Review. Prior to the execution of this Agreement or within seven (7) business days after the Effective Date, Title Company shall provide a preliminary title report (the “Preliminary Report”) and copies of the specific items and exceptions shown on the Preliminary Report (the “Specific Exceptions”) for the Property. Buyer shall have until five (5) business days prior to the expiration of the Due Diligence Period to give notice in writing to Seller of any objection to the Preliminary Report and/or the Specific Exceptions. Seller shall convey the Property to Buyer free and clear of any deeds of trust or mortgages and any other monetary encumbrances (other than liens created by or through Buyer and liens for general and special real property taxes and assessments not then due and payable), notices of lis pendens, fixture filings, UCC filings, delinquent property taxes, and judgment liens (“Seller Removal Items”). Buyer hereby expressly disapproves of any such Seller Removal Items that may appear on the Preliminary Title Report and in no event shall such Seller Removal Items be deemed Permitted Exceptions, and the Seller Removal Items shall be cleared through funds accruing to Seller at the Close of Escrow. Within three (3) business days after receipt of such notice from Buyer, Seller shall give Buyer written notice of whether it is willing and able to remove the objected-to Specific Exceptions (other than the Seller Removal Items, which Seller shall be required to remove prior to Closing). The failure of Seller to respond to Buyer’s objections to the Exceptions shall be deemed notice of the refusal of Seller to remove from title to the Property all Specific Exceptions to which Buyer objected. Prior to the expiration of the Due Diligence Period, Buyer shall elect whether to: (i) purchase the Property subject to those objected-to Specific Exceptions which Seller is not willing or able to remove; or (ii) terminate this Agreement. If Buyer fails to give Seller notice of Buyer’s election, then such inaction shall be deemed Buyer’s approval of the objected to Specific Exceptions (other than the Seller Removal Items). On or before the Closing date, Seller shall remove all Specific Exceptions to which Buyer objects and which Seller agrees Seller is willing and able to remove. All remaining Specific Exceptions set forth in the Preliminary Report (other than the Seller Removal Items), the Operating Lease, and any exceptions caused by or agreed to by Buyer shall be deemed “Permitted Exceptions”.

15.            Cooperation. Following the execution of this Agreement, Buyer and Seller agree that if any event should occur, either within or without the knowledge or control of Buyer or Seller, which would prevent fulfillment of the conditions to the obligations of any party hereto to consummate the transaction contemplated by this Agreement, each such party shall use reasonably commercial efforts to cure or to cause the cure of the same as expeditiously as possible. In addition, each party shall cooperate fully with each other in preparing, filing and taking any other actions with respect to, any applications, requests, or actions which are or may be reasonable and necessary to obtain the consent of any governmental instrumentality or any third party or to accomplish the transaction contemplated by this Agreement.

16.            Release of Claims. Buyer, and any person or entity claiming by, through or under Buyer, each hereby fully and irrevocably releases, discharges and waives its rights to recover from any Seller, and/or its employees, officers, directors, agents, members, partners, shareholders, and representatives (collectively, the “Seller Parties”) any and all claims that Buyer may now have or hereafter acquire against any of the Seller Parties for any cost, loss, claim, penalty, fine, lien, judgment, liability, damage, expense, action or cause of action (including, without limitation, attorneys’ fees and costs), whether foreseen or unforeseen, direct or indirect, known or unknown, arising from or related to events or circumstances which have heretofore or may hereafter occur in connection with this Agreement, or at or in relation to the Property, including, without limitation, (i) the existence or presence of hazardous substances in, on, under, or about the Property, (ii) the non-compliance of the Property with any environmental laws, (iii) the zoning, entitlements, land use or development restrictions and conditions of the Property, (iv) the Operating Lease, and (v) the condition, square footage, size or adequacy of any Facility or the Property, including, but not limited to the physical, structural, mechanical or other condition of any Facility or the Property (including, without limitation, any construction defects, errors, or omissions, latent or otherwise). With respect to the release set forth herein relating to unknown and unsuspected claims, Buyer hereby acknowledges that such waiver and release is made with the advice of counsel and with full knowledge and understanding of the consequences and effects of such waiver, and that such waiver is made with the full knowledge, understanding and agreement that California Civil Code § 1542 provides as follows, and that the protection afforded by said Code Section is hereby waived:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.”

Buyer’s Initials

17.            Limitation of Liability. Notwithstanding anything to the contrary contained in this Agreement, or in the Transaction Documents, it is expressly understood and agreed by and between the parties hereto that: (i) the recourse of Buyer or its successors or assigns against Seller or any of the Seller Parties with respect to the alleged breach by or on the part of Seller or any of the Seller Parties of any representation, warranty, covenant, undertaking, indemnity or agreement contained in any of the Transaction Documents (collectively, “Seller’s Undertakings”) shall be limited to an amount not to exceed one percent (1%) of the Purchase Price, of all recourse of Buyer under the Transaction Documents; (ii) neither Buyer nor any of its successors or assigns shall have any recourse against Seller or any of the Seller Parties with respect to the Seller’s Undertakings unless the aggregate amount of all actual damages suffered by Buyer or its successors and assigns (net of any tax benefits or insurance proceeds received by such party or parties) exceeds Twenty-Five Thousand and No/100 Dollars ($25,000.00), and (iii) no personal liability or personal responsibility of any sort with respect to any of Seller’s Undertakings or any alleged breach thereof is assumed by, or shall at any time be asserted or enforceable against, Seller or any of the Seller Parties except with respect to Seller and then subject to the limitations in clauses (i) and (ii) above.

18.            Notices. Any notice, request for consent or approval, election or other communication provided for or required by this Agreement shall be in writing and shall be delivered by hand, by air courier service, postage prepaid (certified with return receipt requested) or electronic transmission followed by delivery of the hard copy of such communication by air courier service or mail as aforesaid, addressed to the person to whom such notice is intended to be given at such address as such person may have previously furnished in writing to the such party’s last known address. Notwithstanding the foregoing, any notices sent pursuant to the provisions of Section 14 above may be sent by electronic mail only and shall be deemed given when transmission is complete if no bounce back or error message is sent back in reply to the sender. Until receipt of written notice to the contrary, the parties’ addresses for notices shall be:

To Seller:
Summit Healthcare REIT, Inc. 23382 Mill Creek Drive, Suite 125 Laguna Hills, CA 92653 Attention: Elizabeth Pagliarini Phone: (949) 535-2018 Email: epagliarini@summithealthcarereit.com
With a Copy to:
Seubert Frimel & Warner LLP 1075 Curtis Street, 2nd Floor Menlo Park, CA 94025 Attention: Rachel Rosati Warner Phone: (650) 322-2919 Email: rachel@sffwlaw.com
To Buyer:	Ms. Rachelle Siron Chief Administrative Officer 3281 E. Guasti Road Ontario, California 91761 Phone: (909) 457-2977 Email: rachelle@rockwell.care
With a Copy to:	Erich Schiefelbine General Counsel 575 Anton Blvd. Ste 150 Costa Mesa, California 92626 Phone: (949) 294-8474 E-mail: erich@eds-law.com

19.            Sole Agreement. This Agreement constitutes the entire understanding between the parties with respect to the transactions contemplated herein, and all prior or contemporaneous oral agreements, understandings representations and statement, and all prior written agreements, understandings, letters of intent and proposals are merged into this Agreement. Neither this Agreement nor any provisions hereof may be waived, modified, amended, discharged or terminated except by an instrument in writing signed by the party against which the enforcement of such waiver, modification, amendment, discharge or termination is sought, and then only to the extent set forth in such instrument.

20.            Assignment; Successors. Neither party shall assign this Agreement without the prior written consent of the other; provided, however, Buyer may assign all of its rights, title, liability, interest and obligation pursuant to this Agreement to one or more entities owned, controlled by or under common control with Buyer provided Buyer provides Seller with written notice at least five (5) business days prior to such assignment. In no event shall Buyer be released from its obligations under this Agreement in the event of any assignment. Subject to the limitations on assignment set forth above, all the terms of this Agreement shall be binding upon and inure to the benefit of and be enforceable by and against the heirs, successors and assigns of the parties hereto.

21.            Severability. Should any one or more of the provisions of this Agreement be determined to be invalid, unlawful or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby and each such provision shall be valid and remain in full force and effect.

22.            Brokers. Buyer represents and warrants to Seller that no brokerage commission, finder’s fee or other compensation is due or payable with respect to the transactions contemplated herein arising from Buyer’s actions or omissions. Buyer hereby agrees to indemnify, defend, and hold the Seller Parties harmless from and against any losses, damages, costs and expenses (including, but not limited to, attorneys’ fees and costs) incurred by Seller by reason of any breach or inaccuracy of Buyer’s representations and warranties contained in this Section 23. Seller represents and warrants to Buyer that no brokerage commission, finder’s fee or other compensation is due or payable with respect to the transactions contemplated herein arising from Seller’s actions or omissions. Seller hereby agrees to indemnify, defend, and hold the Buyer harmless from and against any losses, damages, costs and expenses (including, but not limited to, attorneys’ fees and costs) incurred by Buyer by reason of any breach or inaccuracy of the representations and warranties contained in this Section 22. The provisions of this Section 22 shall survive the Closing.

23.            Risk of Loss. Until the Closing Date, the Operating Lease for the respective Facility shall govern the risk of loss for the Facility.

24.            Holidays. If any date herein set forth for the performance of any obligations by Seller or Buyer or for the delivery of any instrument or notice as herein provided should be on a Saturday, Sunday or legal holiday, the compliance with such obligations or delivery shall be deemed acceptable on the next business day following such Saturday, Sunday or legal holiday. As used herein, the term “legal holiday” means any state or federal holiday for which financial institutions or post offices are generally closed in the State for observance thereof.

25.            Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, together, shall constitute one and the same instrument. In order to expedite the transaction contemplated herein, telecopied or electronic PDF signatures may be used in place of original signatures on this Agreement. The parties intend to be bound by the signatures on the telecopied or electronic PDF document, are aware that the other party will rely on the telecopied or electronic PDF signatures, and hereby waive any defenses to the enforcement of the terms of this Agreement based on the form of signature.

26.            Exhibits and Schedules. To the extent that one or more Exhibits or Schedules are not attached to this Agreement at the time this Agreement is executed, Seller and Buyer agree that this Agreement is not rendered unenforceable by reason of such fact. Seller shall provide such exhibits to Buyer during the Due Diligence Period as promptly as possible in order to allow the parties to agree upon such Exhibits and Schedules and to afford Buyer adequate time in which to complete its due diligence review prior to the expiration of the Due Diligence Period.

27.            Prevailing Party. Subject to the limitations as otherwise set forth in this Agreement, if an action shall be brought on account of any breach of or to enforce or interpret any of the terms, covenants or conditions of this Agreement, the prevailing party shall be entitled to recover from the other party, as part of the prevailing party’s costs, reasonable attorney’s fees, the amount of which shall be fixed by the court and shall be made a part of any judgment rendered. The provisions of this Section 27 shall survive the Close of Escrow.

28.            Time is of the Essence. Time is of the essence of this Agreement.

29.            Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

30.            Natural Hazard Areas or Zones. Buyer and Seller acknowledge that Seller may be required to disclose if the Property lies within the following natural hazard areas or zones: (i) a special flood hazard area designated by the Federal Emergency Management Agency; (ii) an area of potential flooding; (iii) a very high fire hazard severity zone; (iv) a wild land area that may contain substantial forest fire risks and hazards; (v) earthquake fault zone; or (vi) a seismic hazard zone (sometimes all of the preceding are herein collectively called the “Natural Hazard Matters”). Seller will engage through Escrow Agent the services of an organization satisfactory to Seller and Escrow Agent (which, in such capacity, is herein called the “Natural Hazard Expert”), and reasonably satisfactory to Buyer, to examine maps and other information specifically made available to the public by government agencies for the purposes of enabling Seller to fulfill its disclosure obligations, if and to the extent such obligations exist, with respect to the natural hazards referred to in California Civil Code Section 1103, et seq., and to report the result of its examination to Buyer and Seller in writing, which report shall be delivered to Buyer the “Natural Hazard Disclosure Report(s)”). The Natural Hazard Disclosure Report(s) will fully and completely discharge Seller from its disclosure obligations referred to herein, if and to the extent any such obligations exist, and, for the purpose of this Agreement, the provisions of Civil Code Section 1103, et seq. regarding non-liability of Seller for errors or omissions not within its personal knowledge shall be deemed to apply and the Natural Hazard Expert shall be deemed to be an expert, dealing with matters within the scope of its expertise with respect to the examination and written report regarding the natural hazards referred to above. Buyer acknowledges that the Real Property may be within a special study zone as designated under the Alquist-Priolo-Geologic Hazard Act (Section 2621, et seq. of California Public Resources Code); if the real property is so located, construction or development on the real property of any structures intended for human occupancy may be subject to the findings of a geological report prepared by a geologist registered in the State of California. Buyer hereby expressly assumes such risk and hereby releases Seller and its subsidiaries, affiliates, partners and/or constituent entities, and each of their respective employees, shareholders, officers and directors from any and all liabilities, losses, injuries and damages which will or may be sustained by Buyer as a consequence of the Property being within any such special study zone. Buyer acknowledges and agrees that Seller has not made, is not making and shall make no representation or warranty of any nature concerning the accuracy or completeness of the Natural Hazard Disclosure Report(s), except as expressly provided in this Agreement, notwithstanding any statement, term or condition set forth in the Natural Hazard Disclosure Report(s). Seller shall have absolutely no liability if the Real Property is located in any natural hazard area or other area of concern, and Buyer assumes all risk relating thereto. Buyer acknowledges and agrees that the matters set forth in the Natural Hazard Disclosure Report(s) may change on or prior to the Closing and that Seller has no obligation to update, modify or supplement the Natural Hazard Disclosure Report(s).

[Signatures on Following Pages]

IN WITNESS WHEREOF, the undersigned have duly executed this Agreement by parties legally entitled to do so as of the day and year first set forth above.

“SELLER”:

SUMMIT YUCAIPA, LLC, a
Delaware limited liability company

By:	Summit Healthcare REIT, Inc., a
Maryland corporation
Its:	Manager

By:	/s/ Elizabeth Pagliarini
Elizabeth Pagliarini
CEO

SUMMIT MENTONE, LLC, a
Delaware limited liability company

By:	Summit Healthcare REIT, Inc., a
Maryland corporation
Its:	Manager

By:	/s/ Elizabeth Pagliarini
Elizabeth Pagliarini
CEO

SUMMIT CREEKSIDE, LLC, a
Delaware limited liability company

By:	Summit Healthcare REIT, Inc., a
Maryland corporation
Its:	Manager

By:	/s/ Elizabeth Pagliarini
Elizabeth Pagliarini
CEO

“BUYER”:

ROCKWELL HEALTHCARE, LLC, a
California limited liability company

By:	/s/ Evangeline Powell
Name:	Evangeline R. Powell
Its:	Chief Executive Officer

EXHIBITS INTENTIONALLY OMITTED

FIRST AMENDMENT TO THE PURCHASE AND SALE AGREEMENT

This FIRST AMENDMENT TO THE PURCHASE AND SALE AGREEMENT is made and entered into this 1st day of April 2024 by and between Buyer and Seller (all capitalized terms are used herein as defined in the PSA):

WHEREAS, on February 1, 2024, the Parties entered into a Purchase and Sale Agreement (the “PSA”) wherein Seller shall sell the Property to the Buyer—a transaction which is to close on or before April 16, 2024;

WHEREAS, as of April 1, 2024, there remain matters outstanding prior to closing the PSA transaction such that the Parties wish to extend the closing date of the PSA up to April 26, 2024 but no later than May 3, 2024;

NOW, THEREFORE, in consideration of the promises and the covenants contained herein, the Parties do hereby covenant and agree as follows:

1) The Closing of the PSA shall be extended to occur as soon as the Parties are ready but no later than May 3, 2024 (and any relevant terms in the PSA with respect to the Closing date, shall adjusted accordingly).

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the day and year first above written.

“SELLER”:

SUMMIT YUCAIPA, LLC, a
Delaware limited liability company
By:	Summit Healthcare REIT, Inc., a
Maryland corporation
Its:	Manager

By:	/s/ Elizabeth Pagliarini
Elizabeth Pagliarini
CEO

SUMMIT MENTONE, LLC, a
Delaware limited liability company

By:	Summit Healthcare REIT, Inc., a
Maryland corporation
Its:	Manager

By:	/s/ Elizabeth Pagliarini
Elizabeth Pagliarini
CEO

SUMMIT CREEKSIDE, LLC, a
Delaware limited liability company
By:	Summit Healthcare REIT, Inc., a
Maryland corporation
Its:	Manager

By:	/s/ Elizabeth Pagliarini
Elizabeth Pagliarini
CEO

“BUYER”:
ROCKWELL HEALTHCARE, LLC, a
California limited liability company
By:	/s/ Evangeline Powell
Name:	Evangeline R. Powell
Its:	Chief Executive Officer

SECOND AMENDMENT TO PURCHASE

AND SALE AGREEMENT

This Second Amendment to Purchase and Sale Agreement (this “Amendment”) is effective as of May 1, 2024, and is entered into by and among SUMMIT YUCAIPA, LLC, a Delaware limited liability company, SUMMIT MENTONE LLC, a Delaware limited liability company, and SUMMIT CREEKSIDE, LLC, a Delaware limited liability company (collectively, “Seller”) and ROCKWELL HEALTHCARE, LLC, a California limited liability company (“Buyer”).

RECITALS

A. Seller and Buyer entered into that certain Purchase and Sale Agreement dated February 1, 2024, as amended by that certain First Amendment to Purchase and Sale Agreement dated April 1, 2024 (collectively, the “Agreement”), pursuant to which Seller agreed to sell to Buyer, and Buyer agreed to purchase from Seller, the applicable Property.

B. Seller and Buyer desire to amend the Agreement on the terms and conditions set forth in this Amendment.

AGREEMENT

In consideration of the respective agreements hereinafter set forth, Seller and Buyer agree as follows:

1.            Defined Terms. All initially capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

2.            Closing Date. The Closing Date is hereby extended to May 31, 2024. If Buyer’s lender is able to fund and close the transaction earlier than May 31, 2024, Buyer shall provide Seller with at least five (5) business days prior written notice (which notice may be given by electronic mail with no requirement to send a hard copy) of such proposed earlier closing date.

3.            Extension Deposit. In consideration of extending the Closing Date, Buyer shall deposit with Escrow Agent no later than May 3, 2024, an additional Three Hundred Thousand and 00/100 Dollars ($300,000.00) (the “Extension Deposit”). The Extension Deposit shall be immediately released to the Seller. The Extension Deposit shall be credited against the Purchase Price at Closing, and the Extension Deposit, along with the Initial Deposit and the Additional Deposit, shall collectively be referred to as the “Deposit”.

4.      Counterparts.      This Amendment may be executed in counterparts, each of which will constitute an original, but all of which together will constitute one and the same instrument. The parties agree that a signed copy of this Amendment transmitted by one party to the other party(ies) by electronic transmission will be binding upon the sending party to the same extent as if it had delivered a signed original of this Amendment.

5.            Miscellaneous. All references in this Amendment to the Agreement shall be deemed to refer to the Agreement, as modified by the terms of this Amendment. In the event of a conflict between the terms and provisions of the Agreement and the terms and conditions of this Amendment, the terms and provisions of this Amendment shall prevail. As amended herein, the Agreement remains in full force and effect and is hereby ratified by the parties.

IN WITNESS WHEREOF, Seller and Buyer have entered into this Amendment as of the date first set forth above.

“SELLER”:

SUMMIT YUCAIPA, LLC, a
Delaware limited liability company
By:	Summit Healthcare REIT, Inc., a
Maryland corporation
Its:	Manager

By:	/s/ Elizabeth Pagliarini
Elizabeth Pagliarini
CEO

SUMMIT MENTONE, LLC, a
Delaware limited liability company

By:	Summit Healthcare REIT, Inc., a
Maryland corporation
Its:	Manager

By:	/s/ Elizabeth Pagliarini
Elizabeth Pagliarini
CEO

SUMMIT CREEKSIDE, LLC, a
Delaware limited liability company
By:	Summit Healthcare REIT, Inc., a
Maryland corporation
Its:	Manager

By:	/s/ Elizabeth Pagliarini
Elizabeth Pagliarini
CEO

“BUYER”:
ROCKWELL HEALTHCARE, LLC, a
California limited liability company
By:	/s/ Evangeline Powell
Name:	Evangeline R. Powell
Its:	Chief Executive Officer

THIRD AMENDMENT TO PURCHASE

AND SALE AGREEMENT

This Third Amendment to Purchase and Sale Agreement (this “Amendment”) is effective as of May 30, 2024, and is entered into by and among SUMMIT YUCAIPA, LLC, a Delaware limited liability company, SUMMIT MENTONE LLC, a Delaware limited liability company, and SUMMIT CREEKSIDE, LLC, a Delaware limited liability company (collectively, “Seller”) and ROCKWELL HEALTHCARE, LLC, a California limited liability company (“Buyer”).

RECITALS

A.            Seller and Buyer entered into that certain Purchase and Sale Agreement dated February 1, 2024, as amended by that certain First Amendment to Purchase and Sale Agreement dated April 1, 2024, and as further amended by that certain Second Amendment to Purchase and Sale Agreement dated May 1, 2024 (collectively, the “Agreement”), pursuant to which Seller agreed to sell to Buyer, and Buyer agreed to purchase from Seller, the applicable Property.

B.            Seller and Buyer desire to amend the Agreement on the terms and conditions set forth in this Amendment.

AGREEMENT

In consideration of the respective agreements hereinafter set forth, Seller and Buyer agree as follows:

1.            Defined Terms. All initially capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

2.            Closing Date. The Closing Date is hereby extended to June 28, 2024. If Buyer’s lender (“Lender”) is able to fund and close the transaction earlier than June 28, 2024, Buyer shall provide Seller with at least five (5) business days prior written notice (which notice may be given by electronic mail with no requirement to send a hard copy) of such proposed earlier closing date.

3.            Extension Deposit. In consideration of extending the Closing Date, Buyer shall deposit with Escrow Agent no later than June 3, 2024, an additional Two Hundred Thousand and 00/100 Dollars ($200,000.00) (the “Second Extension Deposit”). The Second Extension Deposit shall be immediately released to the Seller. The Second Extension Deposit shall be credited against the Purchase Price at Closing, and the Second Extension Deposit, along with the Initial Deposit, the Additional Deposit and the Extension Deposit, shall collectively be referred to as the “Deposit”.

4.            Lender Audit; Additional Extension. In the event Lender requires a formal audit of Buyer’s financials for the year 2023, Buyer shall have the right to further extend the Closing Date to a date no later than August 30, 2024 (the “Audit Extension”). If Buyer elects to exercise the Audit Extension, Buyer shall provide written notice (which notice may be given by electronic mail with no requirement to send a hard copy) to Seller no later than June 21, 2024. No additional deposits shall be required in the event the Buyer exercises the Audit Extension.

5.      Counterparts.      This Amendment may be executed in counterparts, each of which will constitute an original, but all of which together will constitute one and the same instrument. The parties agree that a signed copy of this Amendment transmitted by one party to the other party(ies) by electronic transmission will be binding upon the sending party to the same extent as if it had delivered a signed original of this Amendment.

6.            Miscellaneous. All references in this Amendment to the Agreement shall be deemed to refer to the Agreement, as modified by the terms of this Amendment. In the event of a conflict between the terms and provisions of the Agreement and the terms and conditions of this Amendment, the terms and provisions of this Amendment shall prevail. As amended herein, the Agreement remains in full force and effect and is hereby ratified by the parties.

“SELLER”:

SUMMIT YUCAIPA, LLC, a
Delaware limited liability company
By:	Summit Healthcare REIT, Inc., a
Maryland corporation
Its:	Manager

By:	/s/ Elizabeth Pagliarini
Elizabeth Pagliarini
CEO

SUMMIT MENTONE, LLC, a
Delaware limited liability company

By:	Summit Healthcare REIT, Inc., a
Maryland corporation
Its:	Manager

By:	/s/ Elizabeth Pagliarini
Elizabeth Pagliarini
CEO

SUMMIT CREEKSIDE, LLC, a
Delaware limited liability company
By:	Summit Healthcare REIT, Inc., a
Maryland corporation
Its:	Manager

By:	/s/ Elizabeth Pagliarini
Elizabeth Pagliarini
CEO

“BUYER”:
ROCKWELL HEALTHCARE, LLC, a
California limited liability company
By:	/s/ Evangeline Powell
Name:	Evangeline R. Powell
Its:	Chief Executive Officer

FOURTH AMENDMENT TO PURCHASE

AND SALE AGREEMENT

This Fourth Amendment to Purchase and Sale Agreement (this “Amendment”) is effective as of August 27, 2024, and is entered into by and among SUMMIT YUCAIPA, LLC, a Delaware limited liability company, SUMMIT MENTONE LLC, a Delaware limited liability company, and SUMMIT CREEKSIDE, LLC, a Delaware limited liability company (collectively, “Seller”) and ROCKWELL HEALTHCARE, LLC, a California limited liability company (“Buyer”).

RECITALS

A.            Seller and Buyer entered into that certain Purchase and Sale Agreement dated February 1, 2024, as amended by that certain First Amendment to Purchase and Sale Agreement dated April 1, 2024, and as further amended by that certain Second Amendment to Purchase and Sale Agreement dated May 1, 2024, as as further amended by that certain Third Amendment to Purchase and Sale Agreement dated May 30, 2024 (collectively, the “Agreement”), pursuant to which Seller agreed to sell to Buyer, and Buyer agreed to purchase from Seller, the applicable Property.

B.            Seller and Buyer desire to amend the Agreement on the terms and conditions set forth in this Amendment.

AGREEMENT

In consideration of the respective agreements hereinafter set forth, Seller and Buyer agree as follows:

1.            Defined Terms. All initially capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

2.            Closing Date. The Closing Date is hereby extended to September 6, 2024. If Buyer’s lender (“Lender”) is able to fund and close the transaction earlier than September 6, 2024, Buyer shall provide Seller with at least two (2) business days prior written notice (which notice may be given by electronic mail with no requirement to send a hard copy) of such proposed earlier closing date.

3.            Counterparts. This Amendment may be executed in counterparts, each of which will constitute an original, but all of which together will constitute one and the same instrument. The parties agree that a signed copy of this Amendment transmitted by one party to the other party(ies) by electronic transmission will be binding upon the sending party to the same extent as if it had delivered a signed original of this Amendment.

4.            Miscellaneous. All references in this Amendment to the Agreement shall be deemed to refer to the Agreement, as modified by the terms of this Amendment. In the event of a conflict between the terms and provisions of the Agreement and the terms and conditions of this Amendment, the terms and provisions of this Amendment shall prevail. As amended herein, the Agreement remains in full force and effect and is hereby ratified by the parties.

IN WITNESS WHEREOF, Seller and Buyer have entered into this Fourth Amendment as of the date first set forth above.

“SELLER”:

SUMMIT YUCAIPA, LLC, a
Delaware limited liability company
By:	Summit Healthcare REIT, Inc., a
Maryland corporation
Its:	Manager

By:	/s/ Elizabeth Pagliarini
Elizabeth Pagliarini
CEO

SUMMIT MENTONE, LLC, a
Delaware limited liability company

By:	Summit Healthcare REIT, Inc., a
Maryland corporation
Its:	Manager

By:	/s/ Elizabeth Pagliarini
Elizabeth Pagliarini
CEO

SUMMIT CREEKSIDE, LLC, a
Delaware limited liability company
By:	Summit Healthcare REIT, Inc., a
Maryland corporation
Its:	Manager

By:	/s/ Elizabeth Pagliarini
Elizabeth Pagliarini
CEO

“BUYER”:
ROCKWELL HEALTHCARE, LLC, a
California limited liability company
By:	/s/ Evangeline Powell
Name:	Evangeline R. Powell
Its:	Chief Executive Officer